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                                                                   EXHIBIT 10.14


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is executed as of this 25th day of October, 1995, by and between RADIO SYSTEMS CORPORATION, a Tennessee corporation with principal offices in Knoxville, Tennessee ("Borrower") and FIRST AMERICAN NATIONAL BANK, a national banking association with principal offices in Nashville, Tennessee ("Lender");

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated April 3, l995 (the "Agreement"), pursuant to which Lender has made available to Borrower a line of credit in the maximum principal amount of $5,000,000, as described therein; and

         WHEREAS, Borrower and Lender desire to amend the Agreement in certain respects;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Approved Overadvances. Advances in excess of the Borrowing Base will be permitted by Lender at this time and until November 19, 19__ (the "Approved Overadvances"). The aggregate outstanding amount of the Approved Overadvances shall be $200,000 from the date hereof through November 4, 1995, and $100,000 from November 4, 1995, through November 19, 1995. Any overadvances made in excess of the Approved overadvances will be made in the sole discretion of Lender, and is not the present intention of Lender to permit any such overadvances.

         2. Representations and Warranties. Borrower represents and warrants that the representations and warranties set forth in Article IV of the Agreement are true and correct on and as of the date of this Amendment, and that no default or Event of Default exists under the Agreement or any other documents executed in connection therewith.

         3. Miscellaneous. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment does not constitute a waiver of any default or Event of Default under the Agreement, whether or not Lender is aware of any such default or Event of Default.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



                                    LENDER:

                                    FIRST AMERICAN NATIONAL BANK



                                    By: /s/  Kevin W. Poff
                                        ---------------------------------------
                                        Title: Assistant Vice-President
                                               --------------------------------





                                    BORROWER:

                                    RADIO SYSTEMS CORPORATION



                                    By: /s/  James D. Hudson
                                        ---------------------------------------
                                        Title: Vice-President,
                                               --------------------------------
                                               Chief Financial Officer
                                               --------------------------------


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